SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 205490

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2019

MMEX RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-152608	26-1749145
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3616 Far West Blvd., #117-321

Austin, Texas 78731

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 880-0400

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

On November 5, 2019, we issued and delivered to Maple Resources Corporation (“Maple”) a 5% convertible promissory note in the principal amount of $250,000 and a similar $5,000 note to BNL Family Trust (“BNL”). Maple and BNL are affiliates of Jack Hanks (CEO and director) and Bruce Lemons (director), respectively. Maple immediately converted the unpaid principal balance of, and accrued interest on, the newly issued note into 4,961,363,636 shares of the Company’s Class A common stock, after giving effect to the assignment of a portion of the shares to an unaffiliated co-lender. BNL immediately converted the unpaid principal balance of, and accrued interest on, the newly issued BNL note into 363,636,364 shares. An unrelated party converted similar notes in the amount of $35,000 into 636,363,636 shares. The conversion price per share is equal to $.000055 (or 110% of the lowest price at which shares of the common stock have been issued by the Company during the twenty trading days prior to the date of conversion). On such date, we issued (i) an additional 114,423,137shares to Maple and an affiliated party at a price based upon the average previous month closing prices , upon conversion by Maple of accrued consulting fees and previously reported convertible notes owed by us to Maple; (ii) an additional 54,373,838shares to other consultants at the same price upon conversion by them of accrued consulting fees owed by us.

The issuances described in this Item 3.02 are exempt from registration pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2019, we received confirmation from the Secretary of State of Nevada that an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 12 billion to 25 billion shares was accepted for filing, effective October 30, 2019. Our board of directors approved this action in August 2019, and thereafter mailed to the shareholders of record as of August 12, 2019 an information statement describing the proposed amendment. Pursuant to the information statement, the holders of a majority of the outstanding voting power of the shareholders of MMEX adopted such amendment by a written consent to action taken without a meeting dated September 9, 2019.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of amendment to the Amended and Restated Articles of Incorporation (incorporated by reference from Annex A to Information Statement on Form 14C, filed with the SEC on August 19, 2019).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMEX Resources Corporation

Date: November 7, 2019	By:	/s/ Jack W. Hanks
Jack W. Hanks, President and Chief Executive Officer

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